Exhibit 10.126

EMPLOYMENT AGREEMENT

     This Employment Agreement (this “Agreement”) is made and entered into by and between INTERLAND, INC., a Georgia corporation having its principal executive offices located at the business address of 303 Peachtree Center Avenue, Suite 500, Atlanta, Georgia 30303 (the “Company”), and Juan G. Troncoso, an individual residing at the address indicated in Exhibit 1 (“Executive”). Company and Executive enter into this Agreement as of the date they each have signed it, but the Agreement shall be effective as of the date established pursuant to Section 2.1, below.

     Whereas, Company desires to continue to employ Executive with the title indicated in Exhibit 1 and the parties wish to establish certain terms and conditions of such employment by entering into this Agreement; and

     Whereas, Executive desires to continue such employment with Company on the terms and conditions set forth in this Agreement.

     Now Therefore, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

     1. Employment; Regular Compensation. Company agrees to employ Executive with the title indicated in Exhibit 1 and Executive agrees to serve in such capacity on the terms and conditions set forth in this Agreement. Company shall pay Executive an initial base salary (the “Base Salary”) as set forth in Exhibit 1. The Base Salary is expressed as an annual amount solely for reference purposes, and shall be payable to Executive on a bi-weekly basis. In its sole discretion, the Company may change Executive’s compensation.

     2. Effective Date; Indefinite Term.

          2.1 This Agreement shall be deemed in full force and effect as of the date it is executed by the parties below, along with the execution of any exhibits hereto;

          2.2 This Agreement has an indefinite term, and Executive’s employment by Company hereunder may be terminated at will by either party at any time, with or without Cause (as defined in Section 6.1, below) or any reason, voluntary or involuntary, and with or without prior notice. Certain provisions of this Agreement, however, as more fully set forth in Section 5, below, provide for the payment of benefits to Executive upon the specified circumstances of termination of Executive’s employment with Company, and certain other provisions, as more fully set forth below in Section 11, below, may continue in effect beyond the date of such termination. Executive expressly acknowledges and agrees that employment with Company is on an “at will” basis, and that this Agreement does not provide a guarantee of continued employment, notwithstanding any other provision in this Agreement.

     3. Duties. Executive shall report to Allen L. Shulman, President and Chief Operating Officer, or such other individual as may be designated from time to time by the

Board of Directors (the “Board”). Executive shall faithfully and diligently perform all such acts and duties, and furnish such services, as are assigned to Executive by such supervising officer or such other individual as may be designated by the Board.

     4. Efforts; Conflicts of Interest. During Executive’s employment by Company, Executive shall devote his full business time and efforts to Company and its business during normal business hours, and shall safeguard and promote its lawful interests. During Executive’s employment by Company, Executive shall not, either directly or indirectly, engage in or enter into any business or perform any services for any other person, firm, association, or corporation that conflicts with Executive’s efforts to Company or with Company’s business interests, except for: (a) serving on the board of directors of any other entity that is not in competition with Company (subject to Company’s approval, which shall not be unreasonably withheld or delayed); (b) activities approved in writing in advance by the Executive’s supervising officer or the Board, which approval shall not be unreasonably withheld or delayed; or (c) passive investments in entities that do not involve Executive providing any advice or services to the businesses in which the investments are made, or which do not violate Company policy, including without limitation any policy relating to conflicts of interest or business ethics.

     5. Benefits Upon Termination of Employment.

          5.1 By Company for Cause or by Executive Without Good Reason. If Executive’s employment is terminated by Company for Cause or by Executive Without Good Reason (as defined in Section 6.5, below), then Company’s obligation to pay compensation and benefits under this Agreement shall immediately terminate, except that: (a) Company shall pay to Executive and, if applicable, Executive’s heirs, any earned but unpaid Base Salary through such termination date; and (b) Company shall permit Executive to receive continuation of the benefits as set forth in Section 5.5, below, to the extent applicable. Under such circumstances, no further payments or benefits (except as otherwise required by law) shall be provided to Executive. The terms “Cause” and “Without Good Reason” shall have the meaning set forth in Section 6, below.

          5.2 By Company for Nonperformance Due to Disability. If Executive’s employment is terminated by Company for Nonperformance Due to Disability, then Company’s obligation to pay compensation and benefits under this Agreement shall immediately terminate, except that: (a) Company shall pay to Executive and, if applicable, Executive’s heirs, any earned but unpaid Base Salary through such termination date; (b) Company shall provide Executive with such other payments and benefits as may be permitted under the Company’s short- or long-term disability plans, to the extent applicable, and subject to the terms and conditions of such plans, including without limitation any eligibility requirements; and (c) Company shall permit Executive to receive continuation of the benefits as set forth in Section 5.5, below, to the extent applicable. The term “Nonperformance Due to Disability” shall have the meaning set forth in Section 6, below.

          5.3 By Company Other Than for Cause or by Executive for Good Reason. If Executive’s employment is terminated by Company other than for Cause or by Executive for Good Reason (as defined in Section 6.3, below), then Company’s obligation to pay compensation and benefits under this Agreement shall immediately terminate, except that: (a) Company shall pay to Executive and, if applicable, Executive’s heirs, any earned but unpaid Base Salary through such termination date; (b) Company shall pay to Executive any earned but unpaid incentive compensation or bonuses through the termination date, subject to the terms of the applicable bonus plan, including without limitation any eligibility requirements or any limitations on such payment under applicable law; (c) Company shall permit Executive to receive continuation of the benefits as set forth in Section 5.5, below, to the extent applicable; and (d) Company shall pay to Executive, as severance benefits, an amount equal to 6 months of Base Salary (the “Severance Benefits”). The Severance Benefits shall be paid in a lump sum, as soon as practicable following such termination date, subject to the following conditions: (x) Executive shall execute a written, complete waiver and release of all claims relating to Company, or Executive’s employment by Company or any termination thereof, within any applicable consideration or execution periods and in a form that is acceptable to Company; and (y) subject to confirmation by Company that Executive does not later revoke such waiver and release of claims within any revocation period required by applicable law.

          5.4 Death of Executive. In the event of Executive’s death, Executive’s employment and all other obligations hereunder shall automatically terminate and the Company’s obligation to pay compensation and benefits under this Agreement shall immediately terminate, except that Company shall pay to Executive’s estate: (a) Executive’s Base Salary through the end of the calendar month in which Executive’s death occurs; (b) Executive’s earned but unpaid incentive compensation or bonuses through the date of Executive’s death, subject to the terms and conditions of the applicable Bonus Plan, including without limitation any eligibility requirements or any limitations on such payment under applicable law; and (c) Company shall permit Executive’s heirs to receive continuation of the benefits as set forth in Section 5.5, below, to the extent applicable and allowed by law and subject to the terms of such plans.

          5.5 Benefits Continuation. Upon termination of Executive’s employment, Company shall permit Executive and, if applicable, Executive’s family members, to continue to participate in Company’s employee benefits plans, to the extent required or allowed by law and subject to the terms of such plans and applicable law.

     6. Definitions.

          6.1 “Cause” shall mean termination of Executive’s employment by Company for one or more of the following reasons: (a) Executive has breached or threatens to breach a fiduciary duty owed to Company; (b) Executive has engaged or threatens to engage in dishonesty, fraud, gross negligence, willful malfeasance or other acts of misconduct in the performance of Executive’s duties or during the course of Executive’s employment; (c) upon the willful and continued failure by Executive substantially to perform Executive’s duties with the Company (other than by reason of Nonperformance Due to Disability as defined below); (d) Executive has willfully violated or threatens to violate Company policies, or has willfully violated or threatens to violate any law, rule or regulation (other than traffic violations or similar offenses) which result in material injury to Company; or (e) Executive has violated or threatens to violate the terms of Sections 4, 7, or 8 of this Agreement or the material terms of the Confidentiality and Non-Competition Agreement, or any other material breach of this Agreement.

          6.2 “Disability” shall have the meaning ascribed to such term or its variations, such as “Disabled,” in Company’s long-term disability plan, or in the absence of such plan, a meaning consistent with the definition of permanent and total disability under Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

          6.3 “Good Reason” shall mean that one or more of the following events has occurred and, after giving Company written notice of the occurrence and of Executive’s intention to resign from employment and Company not curing the event within 30 days of receipt of such written notice: (a) a substantial adverse change in Executive’s duties or responsibilities, without Executive’s consent; (b) a reduction in Executive’s Base Salary (at the annualized rate), without Executive’s consent, by more than 25%; or (c) a relocation of Executive’s principal place of employment by more than a 50 mile radius surrounding Atlanta, Georgia, without Executive’s consent.

          6.4 “Nonperformance Due to Disability” shall mean that, if because of Disability, Executive is unable to perform the essential functions of Executive’s job, with or without reasonable accommodation, for a period of 30 consecutive days in any calendar year.

           6.5 “Without Good Reason” shall mean termination or resignation of Executive’s employment by Executive other than for Good Reason.

     7. Non-Disparagement. Executive shall not at anytime make false, misleading or disparaging statements about the Company, its parent, subsidiaries or affiliates, including any of their products, services, management, directors, officers, employees, and customers.

     8. Confidential Information and Covenants Not to Compete. The parties agree that Executive’s services to Company are of a unique value and that confidential and proprietary information about Company has been or will be obtained by, disclosed or otherwise made available to Executive as a result of Executive’s employment with Company. Accordingly, as a condition to Executive’s employment, Executive and Company also are entering into the Confidentiality, Invention Assignment, and Non-Competition Agreement attached hereto as Exhibit 2 (the “Confidentiality and Non-Competition Agreement”).

     9. Dispute Resolution Process. All disputes between Executive and Company that otherwise could be resolved in court shall be resolved instead by the following alternative dispute resolution process (the “Process”).

          9.1 Disputes Covered. This Process applies to all disputes between Executive and Company, including those arising out of or related to this Agreement or Executive’s employment by Company. Disputes subject to this Process include but are not limited to pay disputes, contract disputes, legal disputes, wrongful termination disputes, and discrimination, harassment or civil rights disputes. This Process applies to disputes Executive may have with Company and also applies to disputes Executive may have with any of Company’s employees or agents so long as the person with whom Executive has the dispute is also bound by or consents to this Process. This Process applies regardless of when the dispute arises and will remain in effect after Executive’s employment with Company ends, regardless of the reason it ends. This Process does not apply, however, to any workers’ compensation or unemployment compensation claims, to the extent applicable under the circumstances.

          9.2 Negotiation and Mediation. Executive and Company agree to attempt to resolve all disputes first by direct negotiations. If direct negotiations are not successful, the parties shall then use mediation. They shall first attempt to agree upon a mediator. If unable to agree upon a mediator, the parties shall request and conduct mediation under the American Arbitration Association’s National Rules for the Resolution of Employment Disputes. Unless otherwise agreed by the parties, any mediation sessions shall be held in Atlanta, Georgia. Temporary or interim injunctive relief may be sought without mediating first. Any failure to mediate shall not affect the validity of an arbitration award or the obligation to arbitrate.

          9.3 Arbitration. If the dispute is not resolved through negotiation and mediation, the parties shall request, and either party may demand, arbitration pursuant to the American Arbitration Association’s National Rules for the Resolution of Employment Disputes. Unless otherwise agreed by the parties, any arbitration hearing shall be held in Atlanta, Georgia. The decision of the arbitrator shall be final and binding on the parties and on all persons and entities claiming through the parties. Submission of their dispute to arbitration shall be the exclusive means for resolving the dispute, to the exclusion of any trial by a court or jury. All disputes that are not resolved by agreement (in mediation or otherwise) shall be determined by binding arbitration.

          9.4 Injunctive Relief. Either party may request a court to issue such temporary or interim relief (including temporary restraining orders and preliminary injunctions) as may be appropriate, either before or after mediation or arbitration is commenced. The temporary or interim relief shall remain in effect pending the outcome of mediation or arbitration. No such request shall be a waiver of the right to submit any dispute to mediation or arbitration.

          9.5 Employment Status. This Process does not affect the status of the employment relationship between the parties, which as stated above in Section 2.2 shall be “at will;” nor does this Process guarantee continued employment by the Company, require discharge only for cause, or require any particular corrective action or discharge procedures.

     10. Notification. Executive hereby authorizes the Company, or any of its employees or designated representatives or counsel, to notify Executive’s actual or future employers or any governmental agency of any terms of this Agreement or the

Confidentiality and Non-Competition Agreement and Executive’s responsibilities or obligations hereunder.

     11. Severability; Survival of Provisions. If any part of this Agreement or any part of the Confidentiality and Non-Competition Agreement is held by any legal authority to be unenforceable or is severed by any legal authority, the remainder of such agreement shall be enforced to the maximum extent allowed by applicable law. Certain provisions of this Agreement, including confidential information and covenants not to compete (Section 8), dispute resolution process (Section 9), notification (Sections 10 and 21), and governing law (Section 18) of this Agreement, and all of the provisions of the Confidentiality and Non-Competition Agreement, shall survive after any such legal determination, after Executive’s employment by Company ends regardless of the reason it ends, and shall be enforceable regardless of any such determination or any claim Executive may have against Company.

     12. Relief for Breach. Because any breach or threatened breach by Executive of Sections 4, 7, and 8 of this Agreement or of the Confidentiality and Non-Competition Agreement would result in continuing material and irreparable harm to Company, and because it would be difficult or impossible to establish the full monetary value of such damage, Company shall be entitled to injunctive relief in the event of any such breach or threatened breach by Executive. Injunctive relief is in addition to any other available remedy, including termination of this Agreement and damages. In the event of any threatened breach of this Agreement by Executive, Company may suspend any payment of Base Salary, incentives, bonuses, Severance Benefits and other compensation due to Executive under this Agreement and, if Executive has breached this Agreement, any remaining amounts to be paid under this Agreement shall be forfeited. In the event of any breach or threatened breach by either party which results in court-ordered relief, the breaching party shall reimburse the non-breaching party for its reasonable attorneys’ fees and other expenses incurred to obtain such relief.

     13. Waiver. No waiver of any provision of this Agreement shall be valid unless in writing, signed by the party against whom the waiver is sought to be enforced. The waiver of any breach of this Agreement or failure to enforce any provision of this Agreement shall not waive any later breach.

     14. Binding Effect. This Agreement is binding upon the parties and their personal representatives, heirs, successors and permitted assigns.

     15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, taken together, shall constitute a single agreement.

     16. Complete Agreement. This Agreement, together with the attached Confidentiality and Non-Competition Agreement, is the final and complete expression of the parties’ agreement relating to Executive’s employment by the Company. Without limiting the foregoing, this Agreement replaces and supersedes any prior employment agreements between Executive and Company, or its parent, subsidiaries, predecessors or affiliates, and each party to this Agreement hereby releases and holds harmless the other party from any obligations or liability with respect thereto. The parties acknowledge and agree that they are not entering into this Agreement in reliance on anything not set out in this Agreement. This Agreement shall control over any inconsistent policies or procedures of Company affecting Executive’s employment, whether in effect now or adopted later, but Company’s policies and procedures that are consistent with this Agreement, whether in effect now or adopted later, shall apply to Executive’s employment according to the terms thereof.

     17. Payroll Withholding. All payments of Base Salary, incentives, bonuses, Severance Benefits and other compensation payable to Executive pursuant to this Agreement or otherwise shall be subject to the customary withholding for income taxes as determined appropriate by the Company, and shall be subject to other withholdings or deductions as required with respect to such compensation paid by a corporation to any employee.

     18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the provisions thereof relating to choice of laws. Each party hereby irrevocably (a) consents to the jurisdiction and venue for any legal action with the state courts in Fulton County, Georgia and federal courts in the Northern District of Georgia, Atlanta Division, unless injunctive relief is sought by Company and, in Company’s judgment, that relief might not be effective unless obtained in some other venue; and (b) waives any jurisdictional defenses (including personal jurisdiction and venue) to any such action. These provisions do not give any party a right to proceed in court in violation of the Dispute Resolution Process under Section 9, above.

     19. Successors And Assigns. All rights and duties of Company under this Agreement shall be binding on and inure to the benefit of its successors, assigns or any company which purchases or otherwise acquires it or all or substantially all of its operating assets by any method. This Agreement shall not be assignable by Executive other than the right to receive benefits being passed by will or by the laws of descent and distribution.

     20. Amendment. This Agreement contains the entire agreement of the parties relating to the subject matter and may not be amended except by an instrument in writing signed by both parties; it shall not be amended orally or by course of dealing.

     21. Notices. All notices required or permitted under this Agreement shall be in writing and may be personally served or mailed by registered or certified U.S. mail, postage prepaid and addressed as follows:

If to Company:	Interland, Inc.
303 Peachtree Center Avenue
Suite 500
Atlanta, Georgia 30303

If to Executive:	Address specified in Exhibit 1

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered or telecopied, and 3 business days after the date of mailing, if mailed by registered or certified mail, return receipt requested.

INTERLAND, INC.		EXECUTIVE

By:	/s/ Allen Shulman		/s/ Juan G. Troncoso

Name:	Allen L. Shulman	Name:	Juan G. Troncoso

Title:	President and C.O.O.	Date:	June 20, 2005

Date:	June 20, 2005

Exhibit 1

Executive:	Juan G. Troncoso

Title:	Chief Financial Officer

Base Salary:	$180,000

Address:	3321 Sundew Ct.
Alpharetta, GA 30005

Exhibit 2
Confidentiality, Invention Assignment, and Non-Competition Agreement

Interland, Inc. and its subsidiaries, with a place of business located at 303 Peachtree Center Avenue, Suite 500, Atlanta, Georgia 30303 (“Interland”), and the undersigned managerial employee (“Employee”), agree, in connection with Employee’s employment by Interland and in consideration of the rights and benefits given to Employee in connection with such employment (the receipt and consideration of which is hereby acknowledged) agree as follows.

1) Confidentiality.

a)	During Interland’s employment of Employee (whether in Employee’s current capacity or in any other future capacity), Interland may disclose to Employee, either orally, in writing or by other means, trade secrets and proprietary information concerning Interland’s business, finances, products, customers, vendors, computer technology and other technical, commercial or financial affairs of Interland which are not in the public domain and which have been reasonably restricted by Interland as confidential, hereinafter referred to as the “CONFIDENTIAL INFORMATION.”

b)	Employee shall hold in trust and confidence the CONFIDENTIAL INFORMATION and shall not disclose such CONFIDENTIAL INFORMATION to any third party, except as agreed by Interland in writing.

c)	Employee agrees not to use the CONFIDENTIAL INFORMATION for any purpose other than in the performance of Employee’s duties as an employee of Interland.

d)	Employee’s obligations in this Section 1 will not apply to any CONFIDENTIAL INFORMATION which was: (i) at the time of disclosure to Employee, in the public domain; (ii) after disclosure to Employee, published or otherwise, becomes part of the public domain through no fault of Employee; (iii) without a breach of duty owed to Interland, in Employee’s possession at the time of disclosure to Employee; (iv) received after disclosure to Employee of such information from a third party who had a lawful right to and, without a breach of duty owed to Interland, did disclose such information to Employee; or (v) independently developed by Employee without reference to CONFIDENTIAL INFORMATION.

e)	The covenants of confidentiality set forth herein (i) will apply after the date hereof to any CONFIDENTIAL INFORMATION disclosed to Employee and (ii) will continue and must be maintained from the date hereof until termination of Employee’s employment, plus (A) with respect to trade secrets (as defined by applicable law), at any and all times after termination of Employee’s employment during which such trade secrets retain their status as such under applicable law;

and (B) with respect to CONFIDENTIAL INFORMATION, for a period equal to the shorter of two (2) years after termination of Employee’s employment, or until such CONFIDENTIAL INFORMATION no longer qualifies as CONFIDENTIAL INFORMATION under this Agreement or applicable law.

2) Inventions

a)	Employee hereby irrevocably assigns to Interland all of Employee’s rights to all Subject Inventions (as defined below) in the United States and all other countries and the right to claim priority therein. “Subject Invention” means any Invention (as defined below) which is conceived by Employee solely or jointly with others and (i) relates to the actual or anticipated business, research or development of Interland, (ii) results from any work performed by Employee using any equipment, facilities, materials, Confidential Information or personnel of Interland, or (iii) is suggested by or results from any task assigned or performed by Employee for or on behalf of Interland. “Invention” means any idea, invention, discovery, improvement, innovation, design, process, method, formula, technique, machine, article of manufacture, composition of matter, algorithm or computer program, as well as improvements thereto.

b)	If Employee has previously conceived of any Invention or acquired any ownership interest in any Invention, which: (i) is Employee’s property, solely or jointly; (ii) is not described in any issued patent as of the commencement of Employee’s employment with Interland; and (iii) would be a Subject Invention if such Invention was made while an Interland employee; then Employee must, at Employee’s election, either: (i) provide Interland with a written description of the Invention on Exhibit 2.1, in which case the written description (but no rights to the Invention) shall become the property of Interland; or (ii) provide Interland with the license described in Section 2(c) of this Agreement.

c)	If Employee has previously conceived or acquired any ownership interest in an Invention described above in Section 2(b) and Employee elects not to disclose such Invention to Interland as provided above, then Employee hereby grants to Interland a nonexclusive, paid up, royalty-free license to use and practice the Invention, including a license under all patents to issue in any country which pertain to the Invention.

d)	If Employee owns any issued United States Patent or foreign equivalent thereof, or Employee is an inventor, either individually or jointly, of any issued United States Patent or foreign equivalent thereof, Employee must provide the United States Patent number and/or foreign number for any such patent or foreign equivalent thereof in Exhibit 2.1. Otherwise, Employee represents that Employee owns no United States Patent or foreign equivalent thereof, individually or jointly, except those described on Exhibit 2.1.

e)	Employee agrees that should Interland elect to file an application for patent, either in the United States or in any foreign country on a Subject Invention for which Employee is an inventor, Employee will execute all necessary documentation relating to the patent application, including formal assignments to Interland, and will cooperate with attorneys or other persons designated by Company to provide all information necessary for the prosecution of the patent application(s) in the United States and any foreign country. Employee also agrees to assist Interland in every proper way to maintain its patents during and following the period of employment including, but not limited to, the performance of all lawful acts, such as the giving of testimony in any interference proceedings, infringement suits, or other litigation, as may be deemed necessary or advisable by Interland.

3) Copyrights.

a)	Employee agrees that any Works (as defined below) created by Employee in the course of Employee’s duties as an employee of Interland are subject to the “Work for Hire” provisions contained in Sections 101 and 201 of the United States Copyright Law, Title 17 of the United States Code. “Work” means any copyrightable work of authorship, including without limitation, any technical descriptions for products and services, user’s guides, graphical works, audiovisual works, sound recordings, advertising materials, computer programs, web sites and content and any contribution to such materials. All right, title and interest to copyrights in all Works that have been or will be prepared by Employee within the scope of Employee’s employment with the Company will be the property of the Company. Employee further agrees that, to the extent the provisions of Title 17 of the United States Code do not vest the copyrights to any Works in the Company, Employee hereby assigns to the Company all right, title and interest to copyrights that Employee may have in the Works.

b)	If Employee owns any ownership interest in any Work, Employee will list any such Work on Exhibit 2.1. Otherwise, Employee will not claim any ownership rights in any Works, except those described on Exhibit 2.1.

c)	Employee also agrees to assist the Company in every proper way to maintain its Copyrights during and following the period of employment including, but not limited to, the performance of all lawful acts, such as the giving of testimony in any infringement suits or other litigation as may be deemed necessary or advisable by the Company.

4)	Non-Solicitation of Customers. During the term of Employee’s employment by Interland and for a period of six (6) months following the termination of such employment, Employee shall not, either directly or indirectly, on Employee’s behalf or on behalf of others (a) solicit, divert or appropriate to any Competing Business (as defined below) or (b) attempt to solicit, divert or appropriate to any Competing Business, any business from any customer or actively sought prospective customer of Interland with whom Employee had contact on behalf of Interland. “Competing

Business” means any business organization of whatever form engaged, either directly or indirectly, which is the same as, or substantially the same as, the Business of Interland. “Business of Interland” means the business of developing and providing Web hosting and related services and products including without limitation email services, website development and hosting and e-commerce services.

5)	Non-Solicitation of Employees. During the term of Employee’s employment by Interland and for a period of one (1) year following the termination of Employee’s employment, Employee shall not, either directly or indirectly, on Employee’s own behalf or on behalf of others, solicit, divert or hire away, or attempt to solicit, divert, or hire away, any person employed by Interland at any facility where Employee performed services or any person employed by Interland with whom Employee had regular contact in the course of Employee’s employment by Interland.

6)	Contracts With Others

a)	Employee agrees to provide to the Company, upon the execution and delivery of this Agreement, a copy of the pertinent portions of any employment, consulting or subcontracting agreement and other similar documents, (described on Exhibit 2.1), executed by Employee with a former employer or any business or person with which Employee has been associated, which prohibits Employee during a period of time from: (i) competing with or participating in a business which competes with Employee’s former employer or business; (ii) soliciting personnel of the former employer or business to leave the former employer’s employment or to leave the business; or (iii) soliciting customers of the former employer or business on behalf of another business.

b)	Employee represents to the Company that Employee has not entered into any agreement with any other party which purports to require Employee to assign any Work or any Invention created, conceived or first practiced by Employee during a period of time which includes the date of Employee’s commencement of employment with the Company nor is Employee subject to any law, court order or regulation which purports to require such assignment, except as described on Exhibit 2.1. Employee will obtain and provide to the Company a copy of the above described agreement(s) and a reference to any such law, court order or regulation.

7)	Non-Competition Employee acknowledges that he or she is being hired by Interland because of his or her unique skills and abilities and that, by virtue of being hired by Interland, Employee will learn special, unique and confidential matters pertaining to Interland and the Business of Interland. Employee agrees that, during Employee’s employment and for six (6) months after the termination of Employee’s employment for any reason (such period being the “Non-Competition Period”), Employee will not, directly or indirectly, (i) be employed (whether as an employee or as a consultant) for the purpose of providing Protected Services to a Competing Business in the Protected Territory, (ii) purchase or accept a beneficial interest in a Competing Business in the

Protected Territory (except that Employee may purchase publicly-traded securities in Competing Businesses so long as Employee’s holdings in such Competing Business do not exceed one percent (1%) of the aggregate outstanding shares in such Competing Business, or (iii) serve as on the board of directors or similar governing body of any Competing Business. For purposes of this Section, “Protected Territory” means (y) the area within fifty (50) miles of Interland’s headquarters location on the date Employee’s employment is terminated and (z) the area within fifty (50) miles of Employee’s primary place of work on behalf of Interland on the date Employee’s employment is terminated. For purposes of this Section, “Protected Services” means those services and other services reasonably related thereto that Employee is being hired to provide to Interland.

8)	Miscellaneous. This Agreement may not be amended, nor any obligation waived, except in a writing signed by Interland and Employee. This Agreement is not assignable or delegable in whole or in part by Employee without the written consent of Interland. This Agreement shall be governed and construed by the laws of the State of Georgia, without reference to conflict of law principles. An executed original of this Agreement may be delivered by facsimile, which shall be binding as an original. If any part of this Agreement is held by any legal authority to be unenforceable or is severed by any legal authority, the remainder of such agreement shall be enforced to the maximum extent allowed by applicable law.

INTERLAND, INC.		EXECUTIVE

By:	/s/ Allen Shulman		/s/ Juan G. Troncoso

Name:	Allen L. Shulman	Name:	Juan G. Troncoso

Title:	President & C.O.O.	Date:	June 20, 2005

Date:	June 20, 2005

Works of Employee

Inventions:	(None, unless listed here)

Patents:	(None, unless listed here)

Copyrights:	(None, unless listed here)

EMPLOYMENT AGREEMENT

     This Employment Agreement (this “Agreement”) is made and entered into by and between INTERLAND, INC., a Georgia corporation having its principal executive offices located at the business address of 303 Peachtree Center Avenue, Suite 500, Atlanta, Georgia 30303 (the “Company”), and Richard Pitrolo, an individual residing at the address indicated in Exhibit 1 (“Executive”). Company and Executive enter into this Agreement as of the date they each have signed it, but the Agreement shall be effective as of the date established pursuant to Section 2.1, below.

     Whereas, Company desires to continue to employ Executive with the title indicated in Exhibit 1 and the parties wish to establish certain terms and conditions of such employment by entering into this Agreement; and

     Whereas, Executive desires to continue such employment with Company on the terms and conditions set forth in this Agreement.

     Now Therefore, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

     1. Employment; Regular Compensation. Company agrees to employ Executive with the title indicated in Exhibit 1 and Executive agrees to serve in such capacity on the terms and conditions set forth in this Agreement. Company shall pay Executive an initial base salary (the “Base Salary”) as set forth in Exhibit 1. The Base Salary is expressed as an annual amount solely for reference purposes, and shall be payable to Executive on a bi-weekly basis. In its sole discretion, the Company may change Executive’s compensation.

     2. Effective Date; Indefinite Term.

          2.1 This Agreement shall be deemed in full force and effect as of the date it is executed by the parties below, along with the execution of any exhibits hereto;

          2.2 This Agreement has an indefinite term, and Executive’s employment by Company hereunder may be terminated at will by either party at any time, with or without Cause (as defined in Section 6.1, below) or any reason, voluntary or involuntary, and with or without prior notice. Certain provisions of this Agreement, however, as more fully set forth in Section 5, below, provide for the payment of benefits to Executive upon the specified circumstances of termination of Executive’s employment with Company, and certain other provisions, as more fully set forth below in Section 11, below, may continue in effect beyond the date of such termination. Executive expressly acknowledges and agrees that employment with Company is on an “at will” basis, and that this Agreement does not provide a guarantee of continued employment, notwithstanding any other provision in this Agreement.

     3. Duties. Executive shall report to Allen L. Shulman, President and Chief Operating Officer, or such other individual as may be designated from time to time by the

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Board of Directors (the “Board”). Executive shall faithfully and diligently perform all such acts and duties, and furnish such services, as are assigned to Executive by such supervising officer or such other individual as may be designated by the Board.

     4. Efforts; Conflicts of Interest. During Executive’s employment by Company, Executive shall devote his full business time and efforts to Company and its business during normal business hours, and shall safeguard and promote its lawful interests. During Executive’s employment by Company, Executive shall not, either directly or indirectly, engage in or enter into any business or perform any services for any other person, firm, association, or corporation that conflicts with Executive’s efforts to Company or with Company’s business interests, except for: (a) serving on the board of directors of any other entity that is not in competition with Company (subject to Company’s approval, which shall not be unreasonably withheld or delayed); (b) activities approved in writing in advance by the Executive’s supervising officer or the Board, which approval shall not be unreasonably withheld or delayed; or (c) passive investments in entities that do not involve Executive providing any advice or services to the businesses in which the investments are made, or which do not violate Company policy, including without limitation any policy relating to conflicts of interest or business ethics.

     5. Benefits Upon Termination of Employment.

          5.1 By Company for Cause or by Executive Without Good Reason. If Executive’s employment is terminated by Company for Cause or by Executive Without Good Reason (as defined in Section 6.5, below), then Company’s obligation to pay compensation and benefits under this Agreement shall immediately terminate, except that: (a) Company shall pay to Executive and, if applicable, Executive’s heirs, any earned but unpaid Base Salary through such termination date; and (b) Company shall permit Executive to receive continuation of the benefits as set forth in Section 5.5, below, to the extent applicable. Under such circumstances, no further payments or benefits (except as otherwise required by law) shall be provided to Executive. The terms “Cause” and “Without Good Reason” shall have the meaning set forth in Section 6, below.

          5.2 By Company for Nonperformance Due to Disability. If Executive’s employment is terminated by Company for Nonperformance Due to Disability, then Company’s obligation to pay compensation and benefits under this Agreement shall immediately terminate, except that: (a) Company shall pay to Executive and, if applicable, Executive’s heirs, any earned but unpaid Base Salary through such termination date; (b) Company shall provide Executive with such other payments and benefits as may be permitted under the Company’s short- or long-term disability plans, to the extent applicable, and subject to the terms and conditions of such plans, including without limitation any eligibility requirements; and (c) Company shall permit Executive to receive continuation of the benefits as set forth in Section 5.5, below, to the extent applicable. The term “Nonperformance Due to Disability” shall have the meaning set forth in Section 6, below.

          5.3 By Company Other Than for Cause or by Executive for Good Reason. If Executive’s employment is terminated by Company other than for Cause or

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by Executive for Good Reason (as defined in Section 6.3, below), then Company’s obligation to pay compensation and benefits under this Agreement shall immediately terminate, except that: (a) Company shall pay to Executive and, if applicable, Executive’s heirs, any earned but unpaid Base Salary through such termination date; (b) Company shall pay to Executive any earned but unpaid incentive compensation or bonuses through the termination date, subject to the terms of the applicable bonus plan, including without limitation any eligibility requirements or any limitations on such payment under applicable law; (c) Company shall permit Executive to receive continuation of the benefits as set forth in Section 5.5, below, to the extent applicable; and (d) Company shall pay to Executive, as severance benefits, an amount equal to 6 months of Base Salary (the “Severance Benefits”). The Severance Benefits shall be paid in a lump sum, as soon as practicable following such termination date, subject to the following conditions: (x) Executive shall execute a written, complete waiver and release of all claims relating to Company, or Executive’s employment by Company or any termination thereof, within any applicable consideration or execution periods and in a form that is acceptable to Company; and (y) subject to confirmation by Company that Executive does not later revoke such waiver and release of claims within any revocation period required by applicable law.

          5.4 Death of Executive. In the event of Executive’s death, Executive’s employment and all other obligations hereunder shall automatically terminate and the Company’s obligation to pay compensation and benefits under this Agreement shall immediately terminate, except that Company shall pay to Executive’s estate: (a) Executive’s Base Salary through the end of the calendar month in which Executive’s death occurs; (b) Executive’s earned but unpaid incentive compensation or bonuses through the date of Executive’s death, subject to the terms and conditions of the applicable Bonus Plan, including without limitation any eligibility requirements or any limitations on such payment under applicable law; and (c) Company shall permit Executive’s heirs to receive continuation of the benefits as set forth in Section 5.5, below, to the extent applicable and allowed by law and subject to the terms of such plans.

          5.5 Benefits Continuation. Upon termination of Executive’s employment, Company shall permit Executive and, if applicable, Executive’s family members, to continue to participate in Company’s employee benefits plans, to the extent required or allowed by law and subject to the terms of such plans and applicable law.

     6. Definitions.

          6.1 “Cause” shall mean termination of Executive’s employment by Company for one or more of the following reasons: (a) Executive has breached or threatens to breach a fiduciary duty owed to Company; (b) Executive has engaged or threatens to engage in dishonesty, fraud, gross negligence, willful malfeasance or other acts of misconduct in the performance of Executive’s duties or during the course of Executive’s employment; (c) upon the willful and continued failure by Executive substantially to perform Executive’s duties with the Company (other than by reason of Nonperformance Due to Disability as defined below); (d) Executive has willfully violated or threatens to violate Company policies, or has willfully violated or threatens to violate

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any law, rule or regulation (other than traffic violations or similar offenses) which result in material injury to Company; or (e) Executive has violated or threatens to violate the terms of Sections 4, 7, or 8 of this Agreement or the material terms of the Confidentiality and Non-Competition Agreement, or any other material breach of this Agreement.

          6.2 “Disability” shall have the meaning ascribed to such term or its variations, such as “Disabled,” in Company’s long-term disability plan, or in the absence of such plan, a meaning consistent with the definition of permanent and total disability under Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

          6.3 “Good Reason” shall mean that one or more of the following events has occurred and, after giving Company written notice of the occurrence and of Executive’s intention to resign from employment and Company not curing the event within 30 days of receipt of such written notice: (a) a substantial adverse change in Executive’s duties or responsibilities, without Executive’s consent; (b) a reduction in Executive’s Base Salary (at the annualized rate), without Executive’s consent, by more than 25%; or (c) a relocation of Executive’s principal place of employment by more than a 50 mile radius surrounding Atlanta, Georgia, without Executive’s consent.

          6.4 “Nonperformance Due to Disability” shall mean that, if because of Disability, Executive is unable to perform the essential functions of Executive’s job, with or without reasonable accommodation, for a period of 30 consecutive days in any calendar year.

          6.5 “Without Good Reason” shall mean termination or resignation of Executive’s employment by Executive other than for Good Reason.

     7. Non-Disparagement. Executive shall not at anytime make false, misleading or disparaging statements about the Company, its parent, subsidiaries or affiliates, including any of their products, services, management, directors, officers, employees, and customers.

     8. Confidential Information and Covenants Not to Compete. The parties agree that Executive’s services to Company are of a unique value and that confidential and proprietary information about Company has been or will be obtained by, disclosed or otherwise made available to Executive as a result of Executive’s employment with Company. Accordingly, as a condition to Executive’s employment, Executive and Company also are entering into the Confidentiality, Invention Assignment, and Non-Competition Agreement attached hereto as Exhibit 2 (the “Confidentiality and Non-Competition Agreement”).

     9. Dispute Resolution Process. All disputes between Executive and Company that otherwise could be resolved in court shall be resolved instead by the following alternative dispute resolution process (the “Process”).

          9.1 Disputes Covered. This Process applies to all disputes between Executive and Company, including those arising out of or related to this Agreement or Executive’s employment by Company. Disputes subject to this Process include but are

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not limited to pay disputes, contract disputes, legal disputes, wrongful termination disputes, and discrimination, harassment or civil rights disputes. This Process applies to disputes Executive may have with Company and also applies to disputes Executive may have with any of Company’s employees or agents so long as the person with whom Executive has the dispute is also bound by or consents to this Process. This Process applies regardless of when the dispute arises and will remain in effect after Executive’s employment with Company ends, regardless of the reason it ends. This Process does not apply, however, to any workers’ compensation or unemployment compensation claims, to the extent applicable under the circumstances.

          9.2 Negotiation and Mediation. Executive and Company agree to attempt to resolve all disputes first by direct negotiations. If direct negotiations are not successful, the parties shall then use mediation. They shall first attempt to agree upon a mediator. If unable to agree upon a mediator, the parties shall request and conduct mediation under the American Arbitration Association’s National Rules for the Resolution of Employment Disputes. Unless otherwise agreed by the parties, any mediation sessions shall be held in Atlanta, Georgia. Temporary or interim injunctive relief may be sought without mediating first. Any failure to mediate shall not affect the validity of an arbitration award or the obligation to arbitrate.

          9.3 Arbitration. If the dispute is not resolved through negotiation and mediation, the parties shall request, and either party may demand, arbitration pursuant to the American Arbitration Association’s National Rules for the Resolution of Employment Disputes. Unless otherwise agreed by the parties, any arbitration hearing shall be held in Atlanta, Georgia. The decision of the arbitrator shall be final and binding on the parties and on all persons and entities claiming through the parties. Submission of their dispute to arbitration shall be the exclusive means for resolving the dispute, to the exclusion of any trial by a court or jury. All disputes that are not resolved by agreement (in mediation or otherwise) shall be determined by binding arbitration.

          9.4 Injunctive Relief. Either party may request a court to issue such temporary or interim relief (including temporary restraining orders and preliminary injunctions) as may be appropriate, either before or after mediation or arbitration is commenced. The temporary or interim relief shall remain in effect pending the outcome of mediation or arbitration. No such request shall be a waiver of the right to submit any dispute to mediation or arbitration.

          9.5 Employment Status. This Process does not affect the status of the employment relationship between the parties, which as stated above in Section 2.2 shall be “at will;” nor does this Process guarantee continued employment by the Company, require discharge only for cause, or require any particular corrective action or discharge procedures.

     10. Notification. Executive hereby authorizes the Company, or any of its employees or designated representatives or counsel, to notify Executive’s actual or future employers or any governmental agency of any terms of this Agreement or the

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Confidentiality and Non-Competition Agreement and Executive’s responsibilities or obligations hereunder.

     11. Severability; Survival of Provisions. If any part of this Agreement or any part of the Confidentiality and Non-Competition Agreement is held by any legal authority to be unenforceable or is severed by any legal authority, the remainder of such agreement shall be enforced to the maximum extent allowed by applicable law. Certain provisions of this Agreement, including confidential information and covenants not to compete (Section 8), dispute resolution process (Section 9), notification (Sections 10 and 21), and governing law (Section 18) of this Agreement, and all of the provisions of the Confidentiality and Non-Competition Agreement, shall survive after any such legal determination, after Executive’s employment by Company ends regardless of the reason it ends, and shall be enforceable regardless of any such determination or any claim Executive may have against Company.

     12. Relief for Breach. Because any breach or threatened breach by Executive of Sections 4, 7, and 8 of this Agreement or of the Confidentiality and Non-Competition Agreement would result in continuing material and irreparable harm to Company, and because it would be difficult or impossible to establish the full monetary value of such damage, Company shall be entitled to injunctive relief in the event of any such breach or threatened breach by Executive. Injunctive relief is in addition to any other available remedy, including termination of this Agreement and damages. In the event of any threatened breach of this Agreement by Executive, Company may suspend any payment of Base Salary, incentives, bonuses, Severance Benefits and other compensation due to Executive under this Agreement and, if Executive has breached this Agreement, any remaining amounts to be paid under this Agreement shall be forfeited. In the event of any breach or threatened breach by either party which results in court-ordered relief, the breaching party shall reimburse the non-breaching party for its reasonable attorneys’ fees and other expenses incurred to obtain such relief.

     13. Waiver. No waiver of any provision of this Agreement shall be valid unless in writing, signed by the party against whom the waiver is sought to be enforced. The waiver of any breach of this Agreement or failure to enforce any provision of this Agreement shall not waive any later breach.

     14. Binding Effect. This Agreement is binding upon the parties and their personal representatives, heirs, successors and permitted assigns.

     15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, taken together, shall constitute a single agreement.

     16. Complete Agreement. This Agreement, together with the attached Confidentiality and Non-Competition Agreement, is the final and complete expression of the parties’ agreement relating to Executive’s employment by the Company. Without limiting the foregoing, this Agreement replaces and supersedes any prior employment agreements between Executive and Company, or its parent, subsidiaries, predecessors or

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affiliates, and each party to this Agreement hereby releases and holds harmless the other party from any obligations or liability with respect thereto. The parties acknowledge and agree that they are not entering into this Agreement in reliance on anything not set out in this Agreement. This Agreement shall control over any inconsistent policies or procedures of Company affecting Executive’s employment, whether in effect now or adopted later, but Company’s policies and procedures that are consistent with this Agreement, whether in effect now or adopted later, shall apply to Executive’s employment according to the terms thereof.

     17. Payroll Withholding. All payments of Base Salary, incentives, bonuses, Severance Benefits and other compensation payable to Executive pursuant to this Agreement or otherwise shall be subject to the customary withholding for income taxes as determined appropriate by the Company, and shall be subject to other withholdings or deductions as required with respect to such compensation paid by a corporation to any employee.

     18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the provisions thereof relating to choice of laws. Each party hereby irrevocably (a) consents to the jurisdiction and venue for any legal action with the state courts in Fulton County, Georgia and federal courts in the Northern District of Georgia, Atlanta Division, unless injunctive relief is sought by Company and, in Company’s judgment, that relief might not be effective unless obtained in some other venue; and (b) waives any jurisdictional defenses (including personal jurisdiction and venue) to any such action. These provisions do not give any party a right to proceed in court in violation of the Dispute Resolution Process under Section 9, above.

     19. Successors And Assigns. All rights and duties of Company under this Agreement shall be binding on and inure to the benefit of its successors, assigns or any company which purchases or otherwise acquires it or all or substantially all of its operating assets by any method. This Agreement shall not be assignable by Executive other than the right to receive benefits being passed by will or by the laws of descent and distribution.

     20. Amendment. This Agreement contains the entire agreement of the parties relating to the subject matter and may not be amended except by an instrument in writing signed by both parties; it shall not be amended orally or by course of dealing.

     21. Notices. All notices required or permitted under this Agreement shall be in writing and may be personally served or mailed by registered or certified U.S. mail, postage prepaid and addressed as follows:

If to Company:	Interland, Inc.
303 Peachtree Center Avenue
Suite 500
Atlanta, Georgia 30303

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If to Executive:	Address specified in Exhibit 1

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered or telecopied, and 3 business days after the date of mailing, if mailed by registered or certified mail, return receipt requested.

INTERLAND, INC.		EXECUTIVE

By:	/s/ Allen Shulman		/s/ Richard Pitrolo

Name:	Allen L. Shulman	Name:	Richard Pitrolo
Title:	President and C.O.O.	Date:	June 20, 2005
Date:	June 20, 2005

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Exhibit 1

Executive:	Richard Pitrolo

Title:	Vice President of Service Delivery

Base Salary:	$175,000

Address:	12760 Oak Falls Drive
Alpharetta, GA 30004

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Exhibit 2
Confidentiality, Invention Assignment, and Non-Competition Agreement

Interland, Inc. and its subsidiaries, with a place of business located at 303 Peachtree Center Avenue, Suite 500, Atlanta, Georgia 30303 (“Interland”), and the undersigned managerial employee (“Employee”), agree, in connection with Employee’s employment by Interland and in consideration of the rights and benefits given to Employee in connection with such employment (the receipt and consideration of which is hereby acknowledged) agree as follows.

1)	Confidentiality.

a)	During Interland’s employment of Employee (whether in Employee’s current capacity or in any other future capacity), Interland may disclose to Employee, either orally, in writing or by other means, trade secrets and proprietary information concerning Interland’s business, finances, products, customers, vendors, computer technology and other technical, commercial or financial affairs of Interland which are not in the public domain and which have been reasonably restricted by Interland as confidential, hereinafter referred to as the “CONFIDENTIAL INFORMATION.”

b)	Employee shall hold in trust and confidence the CONFIDENTIAL INFORMATION and shall not disclose such CONFIDENTIAL INFORMATION to any third party, except as agreed by Interland in writing.

c)	Employee agrees not to use the CONFIDENTIAL INFORMATION for any purpose other than in the performance of Employee’s duties as an employee of Interland.

d)	Employee’s obligations in this Section 1 will not apply to any CONFIDENTIAL INFORMATION which was: (i) at the time of disclosure to Employee, in the public domain; (ii) after disclosure to Employee, published or otherwise, becomes part of the public domain through no fault of Employee; (iii) without a breach of duty owed to Interland, in Employee’s possession at the time of disclosure to Employee; (iv) received after disclosure to Employee of such information from a third party who had a lawful right to and, without a breach of duty owed to Interland, did disclose such information to Employee; or (v) independently developed by Employee without reference to CONFIDENTIAL INFORMATION.

e)	The covenants of confidentiality set forth herein (i) will apply after the date hereof to any CONFIDENTIAL INFORMATION disclosed to Employee and (ii) will continue and must be maintained from the date hereof until termination of Employee’s employment, plus (A) with respect to trade secrets (as defined by applicable law), at any and all times after termination of Employee’s employment during which such trade secrets retain their status as such under applicable law;

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and (B) with respect to CONFIDENTIAL INFORMATION, for a period equal to the shorter of two (2) years after termination of Employee’s employment, or until such CONFIDENTIAL INFORMATION no longer qualifies as CONFIDENTIAL INFORMATION under this Agreement or applicable law.

2)	Inventions

a)	Employee hereby irrevocably assigns to Interland all of Employee’s rights to all Subject Inventions (as defined below) in the United States and all other countries and the right to claim priority therein. “Subject Invention” means any Invention (as defined below) which is conceived by Employee solely or jointly with others and (i) relates to the actual or anticipated business, research or development of Interland, (ii) results from any work performed by Employee using any equipment, facilities, materials, Confidential Information or personnel of Interland, or (iii) is suggested by or results from any task assigned or performed by Employee for or on behalf of Interland. “Invention” means any idea, invention, discovery, improvement, innovation, design, process, method, formula, technique, machine, article of manufacture, composition of matter, algorithm or computer program, as well as improvements thereto.

b)	If Employee has previously conceived of any Invention or acquired any ownership interest in any Invention, which: (i) is Employee’s property, solely or jointly; (ii) is not described in any issued patent as of the commencement of Employee’s employment with Interland; and (iii) would be a Subject Invention if such Invention was made while an Interland employee; then Employee must, at Employee’s election, either: (i) provide Interland with a written description of the Invention on Exhibit 2.1, in which case the written description (but no rights to the Invention) shall become the property of Interland; or (ii) provide Interland with the license described in Section 2(c) of this Agreement.

c)	If Employee has previously conceived or acquired any ownership interest in an Invention described above in Section 2(b) and Employee elects not to disclose such Invention to Interland as provided above, then Employee hereby grants to Interland a nonexclusive, paid up, royalty-free license to use and practice the Invention, including a license under all patents to issue in any country which pertain to the Invention.

d)	If Employee owns any issued United States Patent or foreign equivalent thereof, or Employee is an inventor, either individually or jointly, of any issued United States Patent or foreign equivalent thereof, Employee must provide the United States Patent number and/or foreign number for any such patent or foreign equivalent thereof in Exhibit 2.1. Otherwise, Employee represents that Employee owns no United States Patent or foreign equivalent thereof, individually or jointly, except those described on Exhibit 2.1.

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e)	Employee agrees that should Interland elect to file an application for patent, either in the United States or in any foreign country on a Subject Invention for which Employee is an inventor, Employee will execute all necessary documentation relating to the patent application, including formal assignments to Interland, and will cooperate with attorneys or other persons designated by Company to provide all information necessary for the prosecution of the patent application(s) in the United States and any foreign country. Employee also agrees to assist Interland in every proper way to maintain its patents during and following the period of employment including, but not limited to, the performance of all lawful acts, such as the giving of testimony in any interference proceedings, infringement suits, or other litigation, as may be deemed necessary or advisable by Interland.

3)	Copyrights.

a)	Employee agrees that any Works (as defined below) created by Employee in the course of Employee’s duties as an employee of Interland are subject to the “Work for Hire” provisions contained in Sections 101 and 201 of the United States Copyright Law, Title 17 of the United States Code. “Work” means any copyrightable work of authorship, including without limitation, any technical descriptions for products and services, user’s guides, graphical works, audiovisual works, sound recordings, advertising materials, computer programs, web sites and content and any contribution to such materials. All right, title and interest to copyrights in all Works that have been or will be prepared by Employee within the scope of Employee’s employment with the Company will be the property of the Company. Employee further agrees that, to the extent the provisions of Title 17 of the United States Code do not vest the copyrights to any Works in the Company, Employee hereby assigns to the Company all right, title and interest to copyrights that Employee may have in the Works.

b)	If Employee owns any ownership interest in any Work, Employee will list any such Work on Exhibit 2.1. Otherwise, Employee will not claim any ownership rights in any Works, except those described on Exhibit 2.1.

c)	Employee also agrees to assist the Company in every proper way to maintain its Copyrights during and following the period of employment including, but not limited to, the performance of all lawful acts, such as the giving of testimony in any infringement suits or other litigation as may be deemed necessary or advisable by the Company.

4)	Non-Solicitation of Customers. During the term of Employee’s employment by Interland and for a period of six (6) months following the termination of such employment, Employee shall not, either directly or indirectly, on Employee’s behalf or on behalf of others (a) solicit, divert or appropriate to any Competing Business (as defined below) or (b) attempt to solicit, divert or appropriate to any Competing Business, any business from any customer or actively sought prospective customer of Interland with whom Employee had contact on behalf of Interland. “Competing

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Business” means any business organization of whatever form engaged, either directly or indirectly, which is the same as, or substantially the same as, the Business of Interland. “Business of Interland” means the business of developing and providing Web hosting and related services and products including without limitation email services, website development and hosting and e-commerce services.

5)	Non-Solicitation of Employees. During the term of Employee’s employment by Interland and for a period of one (1) year following the termination of Employee’s employment, Employee shall not, either directly or indirectly, on Employee’s own behalf or on behalf of others, solicit, divert or hire away, or attempt to solicit, divert, or hire away, any person employed by Interland at any facility where Employee performed services or any person employed by Interland with whom Employee had regular contact in the course of Employee’s employment by Interland.

6)	Contracts With Others

a)	Employee agrees to provide to the Company, upon the execution and delivery of this Agreement, a copy of the pertinent portions of any employment, consulting or subcontracting agreement and other similar documents, (described on Exhibit 2.1), executed by Employee with a former employer or any business or person with which Employee has been associated, which prohibits Employee during a period of time from: (i) competing with or participating in a business which competes with Employee’s former employer or business; (ii) soliciting personnel of the former employer or business to leave the former employer’s employment or to leave the business; or (iii) soliciting customers of the former employer or business on behalf of another business.

b)	Employee represents to the Company that Employee has not entered into any agreement with any other party which purports to require Employee to assign any Work or any Invention created, conceived or first practiced by Employee during a period of time which includes the date of Employee’s commencement of employment with the Company nor is Employee subject to any law, court order or regulation which purports to require such assignment, except as described on Exhibit 2.1. Employee will obtain and provide to the Company a copy of the above described agreement(s) and a reference to any such law, court order or regulation.

7)	Non-Competition Employee acknowledges that he or she is being hired by Interland because of his or her unique skills and abilities and that, by virtue of being hired by Interland, Employee will learn special, unique and confidential matters pertaining to Interland and the Business of Interland. Employee agrees that, during Employee’s employment and for six (6) months after the termination of Employee’s employment for any reason (such period being the “Non-Competition Period”), Employee will not, directly or indirectly, (i) be employed (whether as an employee or as a consultant) for the purpose of providing Protected Services to a Competing Business in the Protected Territory, (ii) purchase or accept a beneficial interest in a Competing Business in the

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Protected Territory (except that Employee may purchase publicly-traded securities in Competing Businesses so long as Employee’s holdings in such Competing Business do not exceed one percent (1%) of the aggregate outstanding shares in such Competing Business, or (iii) serve as on the board of directors or similar governing body of any Competing Business. For purposes of this Section, “Protected Territory” means (y) the area within fifty (50) miles of Interland’s headquarters location on the date Employee’s employment is terminated and (z) the area within fifty (50) miles of Employee’s primary place of work on behalf of Interland on the date Employee’s employment is terminated. For purposes of this Section, “Protected Services” means those services and other services reasonably related thereto that Employee is being hired to provide to Interland.

8)	Miscellaneous. This Agreement may not be amended, nor any obligation waived, except in a writing signed by Interland and Employee. This Agreement is not assignable or delegable in whole or in part by Employee without the written consent of Interland. This Agreement shall be governed and construed by the laws of the State of Georgia, without reference to conflict of law principles. An executed original of this Agreement may be delivered by facsimile, which shall be binding as an original. If any part of this Agreement is held by any legal authority to be unenforceable or is severed by any legal authority, the remainder of such agreement shall be enforced to the maximum extent allowed by applicable law.

INTERLAND, INC.		EXECUTIVE

By:	/s/ Allen Shulman		/s/ Richard Pitrolo

Name:	Allen L. Shulman	Name: Richard Pitrolo

Title:	President & C.O.O.	Date:	June 20, 2005

Date:	June 20, 2005

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Works of Employee

Inventions:	(None, unless listed here)

Patents:	(None, unless listed here)

Copyrights:	(None, unless listed here)

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